GammaCan

This document is intended solely for the use and information of the entity to whom it is addressed.

Investor Presentation

Safe Harbor Statement

Statements in this document that are not purely historical are forward-looking statements.
Forward-looking statements in this presentation include statements regarding the commercialization of an anti-cancer immunotherapy and the Company developing the boosting of cancer patients’ immune systems with intravenous immunotherapy into an effective treatment.  Actual outcomes and the Company’s actual results could differ materially from those in such forward-looking statements.  Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the planned development of the technology, unforeseen technical difficulties in developing the technology, the inability to obtain regulatory approval for human use, competitors’ therapies proving more effective, cheaper or otherwise preferable for consumers, inability to market the product we produce, among other factors, all of which could among other things, delay or prevent product release or cause our company to fail.  For further risk factors see the risk factors associated with other early state medical research and development companies filed with the S
EC on Edgar.

I. GammaCan International, Inc.

Company snapshot

GammaCan (OTCBB: GCAN) is a US/Israeli clinical development stage biopharmaceutical company that went public in 2004

Since going public through a reverse merger approximately $4 million have been invested into the
Company, GCAN has no debt and burns approximately $450K per quarter

GammaCan Ltd. owns all IP and related assets; GCAN owns 87% of Ltd, ARP Biomed owns the rest

We develop cancer therapies based on intravenous immunoglobulin (IgG)

IgG therapy (a.k.a. IVIG) is used to treat patients with primary immune deficiencies and has been in use for over 20 years during which it has proven to be a safe and effective therapy

We are the first to show that IgG can be used to treat cancers and own the corresponding IP

VitiGam is our lead program in development to treat metastatic melanoma – we are in the process of applying for an IND with the FDA

After a pre-IND Meeting with the US FDA we are finalizing a protocol for VitiGam Phase I and II trials

GammaCan and Life Therapeutics have announced that they will collaborate to develop VitiGam

Stage III & IV melanoma are a “large unmet medical need” – we are seeking US Orphan Drug Status

GCAN101(standard intravenous IgG) is our fist clinical program in cancer

A 30 patient phase II trial in solid tumors will be finished by YE06 – data from the melanoma arm have been accepted in a peer reviewed journal and will be presented at a conference in late November this year

VitiGam – an innovative and simple approach to treat melanoma

VitiGam is an IgG-based therapy - it differs from standard IgG therapies (e.g. GCAN
101) by being derived from a specific donor population, namely people with Vitiligo

For well over 20 years standard IgG has been collected and manufactured using standard
FDA/EMEA approved processed – we are using the same platforms

Standard IgG is collected from up to 20K healthy individuals, including donors that have Vitiligo –
VitiGam, in contrast, will be collected from donors with Vitiligo only

VitiGam should have at least similar general anti-cancer properties as GCAN 101…

Published case studies and soon to be published data from our GCAN 101 Phase II melanoma arm suggest that standard IgG can (1) be administered safely without major AEs in terminally ill cancer patients and can (2) stabilize solid tumors, including metastatic melanoma, and in some cases cause tumors to respond (regress)

…And because of the presence of anti-melanocyte antibodies in VitiGam we anticipate VitiGam  to be superior to GCAN 101 in melanoma

People with Vitiligo have antibodies in their circulation that are involved in the destruction of their own pigment producing melanocytes – the same cell type that gives rise to melanomas (skin cancers)

We have shown that IgG (antibodies) from people with Vitiligo (VitiGam) can bind to, prevent the proliferation (growth), and metastasis (migration) of melanoma cells in pre-clinical models

GammaCan owns two issued US patents covering the use of IgG therapy for the treatment of cancers…

GammaCan has two issued US patents, and two applications with the USPTO

Granted US patents 5,562,902 and 5,965,130

Use of IgG based therapy to treat cancers

Cover melanoma and VitiGam

US provisional application 60/773.335

Plasma from people with Vitiligo patients for melanoma

US provisional application 60/773.319

Immunoglobulins from people with Vitiligo patients for melanoma

Legal opinion provided by the law firm of Pearl Cohen Zedek Latzer, LLP affirms our IP position

Others are precluded from using Vitiligo-derived plasma or IgG as a treatment for melanoma

… We are continuously expanding our IP portfolio

Year Granted	Developer	Product Name	Orphan Status Granted for
2000	Genta	Genasense	Advanced malignant melanoma
2002	Antigenics	Oncophage	Metastatic melanoma
2002	Entremed	Endostatin	Malignant metastatic melanoma
2004	Progen	PI-88	Metastatic melanoma as a single agent therapy
2004	Medarex	MDX-010	High risk Stage II, Stage III and Stage IV melanoma
2005	ZymoGenetics	IL-21	Patients with advanced or aggressive disease (Stages IIB-T4a and beyonc
2005	Cavatak	Psiron	Stage II (T4), stage III and Stage IV melanoma
2006	Solbec	Coramsine	High Risk Stage II. III and IV

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We are in the process of filing for US Orphan Drug Status for VitiGam

Orphan Drug Status in the US provides marketing exclusivity for seven years after
FDA product approval

We are planning to file for Orphan Drug Status in the EU and in Australia

The FDA typically grants Orphan Drug Status for indications addressing the needs of 200,000 or fewer patients ( e.g. Stage III and IV melanoma)

The Agency provides financial incentives aimed at lowering time to approval and clinical development costs

Sources:  Company Information, GammaCan analysis

Select Drugs Against Metastatic Melanoma with US Orphan Drug Status

We have a top rated SAB…

Dr. David Sidransky (Johns Hopkins University)

Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine

Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at Johns Hopkins
University and Hospital

Member of the Recombinant DNA advisory committee at the National Institute of Health NIH (RAC)

Published over 250 peer-reviewed papers

Dr. Lynn Schuchter  (University of Pennsylvania)

Program Leader of the Clinical Investigations Program at the Abramson Cancer Center

Research & clinical work focused entirely on melanoma and  breast cancer

Clinical Investigator on several ongoing a and recent melanoma trials

Published numerous peer-reviewed papers

Dr. Yosef Yarden (Weizmann Institute)

Professor in the Department of Biological Regulation at the Weizmann Institute of Science

BSc in biology and geology (cum laude) at the Hebrew University, Jerusalem

PhD at the Weizmann Institute in 1985

Instrumental in many crucial developments in the EGFR fields, including isolating the EGFR, isolating several neuregulins and the role of HER2 in signal transduction and tumor development.

Dr. Richard Spritz (University of Colorado)

Director Human Medical Genetics Program and Professor of Pediatrics, Biochemistry and Molecular Genetics at the University of Colorado Health
Science Center

Sits on Medical Advisory Board of Vitiligo Support International

Member of the Council of the PanAmerican Pigment Cell Society

Chaired a number of NIH Committees, and has for many years served on various National Research Advisory Committees for the March of Dimes Birth
Defects Foundation

Published over 170 peer-reviewed papers

Dr. Pearl E. Grimes (UCLA & Vitiligo and Pigmentation Institute)

Director and Founder of the Vitiligo and Pigmentation Institute of Southern California.

Clinical Professor of Dermatology at the University of California, Los Angeles

Member The American Academy of Dermatology, the American Society of Dermatologic Surgery, the American Dermatological Association, Society of
Investigative Dermatology, Dermatology Foundation, International Pigment Cell Society, and the Women's Dermatologic Society

Listed in "The Best Doctors in America" in 2000 and 2001.

Contributing editor to Cosmetic Dermatology and past Assistant Editor and Editorial Board Member of the Journal of the American Academy of Authored
over 90 publications and abstracts

…And a management team that brings both industry and entrepreneurial experience to the table

Patrick NJ Schnegelsberg, Chief Executive Officer

Investment banking (Rodman & Renshaw, Global Markets Capital Group)

Hedge Fund PM and buy-side analyst (Mehta Partners/MP Asset Managers)

Management & IP Consulting (Booz Allen Hamilton, Global Prior Art)

Harvard Medical School, thesis work at MIT’s Whitehead Institute

Vered Caplan, M.Sc., CEO Israeli Subsidiary

One of the most active entrepreneurs in the Israeli life-science area

Involved in  the founding and management of more than ten ventures

B.Sc. in mechanical engineering, a M.Sc. in Bio-medical engineering

Chaime Orlev, Chief Financial Officer

Certified public accountant in Israel

Extensive experience as a chief financial officer in private and public US and European companies

Bachelor of Business

Yehuda Shoenfeld, MD, Chief Scientist

World renowned expert in autoimmune diseases and immunodeficiency

Recently awarded the 2005 EULAR (European Union Congress of Rheumatology) Prize for his research in
Antiphospholipid Syndrome (APS) – a life-threatening auto-immune disease

20+ years experience in intravenous IgG

Over 1,000 publications and 70 books

Jacob Nusbacher, MD Director of Medical and Scientific Affairs

Leading expert in the field of immunohematology and transfusion medicine

Served as National Director of the Canadian Red Cross Blood Transfusion Service

Former Member of  BPAC (FDA); Editorial Board -TRANSFUSION

Formerly Medical Director, Kamada Ltd

Our achievements over the past six months

Clinical and pre-clinical programs

Completion of VitiGam Clinical Development Plan

Completion of VitiGam Phase I and II trial design

Completed analysis of 10 patient melanoma arm of GCAN 101 phase II trial

GCAN 101 melanoma trial data accepted for publication in Journal of Autoimmunity Reviews

GCAN 101 melanoma trial data accepted for presentation at the 5th International Congress on
Autoimmunity in late November

Pre-clinical mouse model colon cancer data with GCAN 101 accepted for presentation at conference in Sorrento late November

Sourcing and manufacturing of VitiGam

Completion of a plasma sourcing deal with our partner, Life Therapeutics

Scientific and Intellectual property related

Strategic alliance with UTEK (additional IP and technology)

A three additions to our SAB – providing deep resources that cover the vitiligo-melanoma spectrum

Filing of a patent application with the USPTO (undisclosed)

II. Stage III & IV Melanoma – A Large
Unmet Medical Need

Melanoma Survial Rate by Stage

Stage	0	I	II	III	IV
Overall (%)	80	80	7	7	7
5-yr (%)	97	90-95	45-78	28-63	10

GammaCan

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There is no effective treatment for stage III and IV melanoma…

The ACS estimates that 13.8 per 100,000 people will develop melanoma – this represents a more than doubling from the 5.7 per 100,000 recorded in 1973

Both sexes are affected equally by the cancer

According to the NCI (SEER) around 62,190 new cases of invasive melanoma will be diagnosed in the US during 2006

There  is no effective treatment for late stage melanoma and the cancer is nearly always fatal - we have summarized overall and 5 year survival data below:

Source:  American Cancer Society

National Cancer Institute,

…Chemotherapy, IFN & IL2 are standard therapy to treat invasive melanoma –
this approach has limited efficacy and significant toxicities

Anti-neoplastic therapy – includes standard chemotherapeutics (alkylating agents, antibiotics, antimetabolites & antimitotic agents)

Administrated intravenously or orally the agents have substantial side effects

Immunomodulators – suppress, stimulate or boost the innate immune system

Efficacy ranges from 10% to 20% with side effects that are moderate compared those of antineoplastic drugs

Off-label use of drugs – usually antineoplastic drugs approved for other indications

Melanoma Vaccine(s)

Vindesine

Interferon Beta

Hydroxyurea

Interferon Alpha

Fotemustine

Interleukin 2

Dacarbazine

Immunomodulators

Anti-neoplastics

Select Drugs Used to Treat Advanced Stage Malignant Melanoma

III. Background:

Intravenous IgG Therapy to Treat Solid
Cancers

Intravenous immunoglobulin contains pooled IgG antibodies from up to
20,000 donors and is considered a safe therapy

Intravenous immunoglobulin therapy refers to the infusion of immunoglobulins
(IgG) into the circulatory system of a patient

Immunoglobulins are disease-fighting antibodies (predominantly IgG) that are found in human plasma; they help to ward off harmful bacteria, viruses and other germs

Pooled IgG from 6,000-20,000 plasma donations can supply critical components of the antibody repertoire which a healthy individual has developed as his or her
“backup-copy” of the immune system

Intravenous immunoglobulin products are derived from the plasma of a large numbers of individuals who have formed antibodies to a wide variety of microorganisms

In contrast to blood donations, plasmapheresis (the collection process) returns most of the body fluid to the donor; each collection harvests around 800ml of plasma and individuals can donate plasma up to three times per week

All donors and their plasma undergo rigorous screenings and testing

Intravenous immunoglobulin based approaches are in clinical use since early
1970’s for severe immune deficiency and a variety of autoimmune conditions

We are working with Life Therapeutics, one of the largest specialty plasma sourcers with over a dozen collection centers

… intravenous immunoglobulin therapy is amongst the safest therapies available today with side effects limited to infusion site and like reactions

Lead by Yehuda Shoenfeld, GammaCan scientists have discovered that intravenous immunoglobulin therapy can be used to treat cancer…

Intravenous IgG from plasma of healthy donors demonstrated anti-cancer properties in animal models

GammaCan scientists have shown a reduction in the number lesions and improved survival in mouse xenograft models for human melanoma and sarcomas

Plasma derived intravenous IgG appears to mediate its effects via several mechanisms including, antibodies, immunomodulatory pathways (e.g. the stimulation of IL12) and the induction of a cellular immune response (NK cells)

With respect to the role of intravenous IgG, experiments suggest that the F(ab’) 2 region of immunoglobulins shows reactivity against numerous (sub)cellular components of cancer cells

Intravenous IgG is effective in body cavities; abdominal sac and pleura (i.e. intra-peritoneal, intra-
pleural)

Clinical evidence gathered from case studies by Prof. Yehuda Shoenfeld’s group suggests a clinical benefit of intravenous immunoglobulin therapy in a number of tumors, including melanoma

To address this, GCAN101 GammaCan’s first generation intravenous immunoglobulin product is currently being evaluated in a formal clinical setting (open-label Phase II trial)

Seven peer reviewed publications (available upon request)

IV. VitiGam – GammaCan’s Lead Program:

VitiGam is an Intravenous, IgG-based Product and a First-in-
Class Anti-Cancer Immunotherapy Designed to Target
Patients with Stage III & IV Metastatic Melanoma

Vitiligo affects up to 2% of the population and manifests itself as localized skin depigmentation

Vitiligo is a skin condition that classified as either localized, dispersed or generalized – reflecting increasing depigmentation

Depigmentation is the end result of the destruction of skin melanocytes by Vitiligo auto-antibodies

Up to 2% of the US population are affected by Vitiligo

The condition affects all races and both sexes equally

About 1/3 of people with Vitiligo have other autoimmune conditions (e.g. Hashimoto’s Thyroiditis)

People with Vitiligo are able to donate plasma as the condition is neither a blood borne nor transmittable illness

Sources: National Institute of Arthritis and Musculoskeletal and Skin Diseases (NIAMS); National Institutes of Health Public Health Service and US Department of Health and
Human Services

GammaCan anticipates Vitiligo derived IgG to be safe and have anti-
melanoma properties in humans

Plasma from people affected by Vitiligo contains antibodies to melanocytes

Plasma and/or the IgG fraction obtained from Vitiligo has been demonstrated to contain anti-tyrosinase antibodies which may contribute to the observed killing of human malignant melanoma cells

Tyrosinase is found in melanocytes is required for the synthesis of pigment

Both in vitro and animal (mouse) experiments demonstrate that plasma and/or the
IgG fraction obtained from Vitiligo people can

Bind to melanoma cell lines in a dose dependent manner

Prevent proliferation (growth) of melanoma cell lines in a dose dependent manner

Suppress metastasis (spread to distant sites) of melanoma cells

People with diffuse (generalized) Vitiligo have substantially more anti-tyrosinase antibodies vis-à-vis people with localized manifestations

Approximately 30% of people with Vitiligo have the diffuse variety

1.0
0.8
0.6
0.4
0.2
0.0
Optical Density
1:25
1:50
1:100
1:200

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Serum from individuals with generalized Vitiligo contains IgGs which bind melanoma cells…

Source: Fishman et al. Vitiligo auto-antibodies are effective against Melanoma, Cancer 1993; 2365-2369 (with modifications)

Binding to Melanoma Cells by IgG’s from Individuals with Vitiligo

Generalized Vitilgo

(VitiGam)

Localized Vitiligo

GCAN 101

Serum Dilution

CONTROL
VITILIGO
DIF VITILIGO
CPM X 1000
1000
800
600
400
200
0
1:5
1:10
1:20
1:40
SERUM CONCENTRATION

GammaCan
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Effects of Vitiligo Derived Sera on Melanoma Cell Proliferation

(Control = GCAN 101)

Note: Measures 3H-Thymidine incorporation in B16 and F10 melanoma cell lines

Source: Fishman et al. Vitiligo auto-antibodies are effective against Melanoma, Cancer 1993; 2365-2369

… Vitiligo derived IgG is capable of inhibiting the growth of human melanoma cell lines…

IgG Type	# of Pulmonary Metastases	p - Value
Standard[1]	20 ± 4.3	p < 0.006
Vitiligo	5 ± 2.1	

GammaCan OTC BB:GCAN.OB

…and we have shown that Vitiligo derived IgG can prevents the metastasis of melanoma cells in vivo

Fishman et al. conducted a mouse xenograft study to assess the ability of Vitiligo derived IgG to prevent the metastasis of B-16/F10 melanoma cells

Source: Fishman et al. Vitiligo auto-antibodies are effective against Melanoma, Cancer 1993; 2365-2369

(1) GCAN 101

Twenty C57Bl6/J seeded with
2 x 105 B-16/F-10 melanoma
cells

Treat with standard IgG

Treat with Vitiligo IgG

Sacrifice on day 19,
count pulmonary foci

V. GCAN101 –  Potentially Powerful
Adjuvant Therapy for Cancers

We are concluding a phase II clinical trial to evaluate the safety and efficacy of standard IgG  (GCAN101) in terminally ill cancer patients

GCAN 101 is being evaluated in a  30 patient, open-label, multicenter trial to evaluate the safety and efficacy of intravenous immunoglobulin therapy for the treatment of metastatic solid tumors including melanoma, colon and prostate cancer

The trial is being conducted at three centers in Israel under GCP guidelines, company SOPs, and has received IRB and Ministry of Health approval

Enrollment criteria: Patients having failed standard therapy on best supportive care
(or elected not to receive standard care)

Patients are evaluated after three and six cycles of therapy

Primary endpoints include: Reduction in tumor size (RECIST, measured by CT or MRI); reduction in tumor marker levels (e.g. PSA, CEA) & time to progression (TTP)

Secondary endpoints include: QoL, ECOG performance status, safety parameters

Trial enrollment began in 2005 and we expect the trial to end by YE06

We have analyzed the melanoma arm of this trial

Data supports the development of GCAN 101 as adjuvant therapy and will be presented at the 5th
International Congress on Autoimmunity in late November

Data from melanoma patients in our Phase II mirror the findings from previous case studies using IgG1

Human Intravenous Immunoglobulin Exhibits Anti-tumor Effects in a
Melanoma Patient

(1) This data come from a case study unrelated to the ongoing GCAN101 Phase II trial

Source: IMAJ 3; 698-699, 2001: Shrinkage of Melanoma Metastases Following High dose Intravenous Immunoglobulin Treatment by Shoenfeld Y et al.

Near-term Milestones

We project achieving the following milestones

Signing of a LOI with IgG manufacturer to cover VitiGam manufacturing

Presentation of GCAN 01 open-label Phase II melanoma trial data at an upcoming scientific conference

Publication of GCAN 01 open-label Phase II melanoma trial in a peer reviewed journal

Announcements of new clinical collaborations covering VitiGam and GCAN 101

Filing of US Orphan Drug Application, followed by filings in the EU and Australia

Filing of additional patent applications

Additional pre-clinical data on VitiGam in melanoma

Filing of an US IND with the FDA

Initiation of Phase I & II VitiGam clinical trials in major US, EU and Israeli cancer research centers

We will refine the timing and nature of these milestones as we progress

Although we currently plan on achieving the foregoing milestones, there is no assurance that we will be able to achieve such milestones within the suggested time frame, or at all and achieving such milestones is subject to many risks and uncertainties

Thank you!

For more information please contact:

Yaron Cherny

Director of Business Development

GammaCan International, Inc.

39 Jerusalem Street

Kiryat Ono, 55423, Israel

+972 3 738 2616

ycherny@gammacan.com